EXHIBIT 10.4A



                        Greater Atlantic Financial Corp.
                       1997 Stock Option and Warrant Plan

1.       PURPOSE

         The purpose of the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan (the "Plan") is to serve the best interests of Greater Atlantic Financial Corp. (the "Company") by rewarding those that have helped to make the Company a success.

2.       DEFINITIONS

         (a)  "Board" shall mean the Board of Directors of the Company.

         (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the Committee appointed by the Board in accordance with Section 3 hereof.

         (d) "Common Stock" shall mean the Common Stock, par value $.01 of the Company.

         (e) "Company" shall mean the Greater Atlantic Financial Corp. a Delaware corporation.

         (f) "Date of Grant" shall mean the date on which the Options or Warrants are granted under this Plan.

         (g) "Exercise Price" shall mean the price per Share of Common Stock, which shall be an amount not less than 100% of the Fair Market Value per share of the Shares on the Date of Grant.

         (h) "Fair Market Value" of a Share as of a specified date shall mean the closing price of a Share on the principal securities exchange or market on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no Shares were traded on such immediately preceding day, or if the Shares are not traded on a securities exchange or market which provides closing sale price information, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day immediately preceding the date as of which the Fair Market Value is being determined or on the next preceding date on which such high bid and low asked

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              prices were recorded.  If the Shares are not publicly traded, Fair
              Market Value shall be determined by the Board. In no case shall Fair Market Value be less than theT par value of a Share.

         (i) "Grantee" shall mean a person whom a Option or Warrant has been granted.

         (j) "Option" shall mean a stock purchase option granted pursuant to the Plan.

         (k) "Option Purchaser Price" shall mean the Exercise Price times the number of whole Shares with respect to which an Option is exercised.

         (l) "Participant" shall mean any employee or investor who holds an outstanding Option or Warrant under the terms of the Plan.

         (m) "Plan" shall mean this Greater Atlantic Financial Corp. 1998 Stock Option and Warrant Plan.

         (n) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (o) "Share" shall mean one share of Common Stock.

         (p) "Warrant" shall mean a stock purchase warrant granted pursuant to the Plan.

3.       ADMINISTRATION

         The Plan shall be administered by a Committee appointed by the Board consisting of not less than two members. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connections with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and on their legal representatives and beneficiaries. The grant of Options and Warrants are made herein by the terms of this plan.

4.       ELIGIBILITY

         (a) Warrants. Each investor in the Company so designated by the Board shall be eligible to receive Warrants hereunder.

         (b) Options. Each employee of the Company so designated by the Board shall be eligible to receive Options hereunder.

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5.       SHARES SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 11, the maximum number of Shares reserved hereby for purchase pursuant to the exercise of:

         (a)  Options granted under the Plan is 115,000; and

         (b)  Warrants granted under the Plan is 142,000.

         The Shares subject to Options or Warrants which may be awarded hereunder may be either authorized but unissued Shares or authorized Shares previously issued and reacquired by the Company. To the extent the Options and Warrants are granted under the Plan, the Shares underlying such Option or Warrant will be unavailable for any other use including future grants under the Plan except that, new Options and/or Warrants may be granted, to the extent that either the Options or Warrants terminate, expire, are forfeited or are canceled without having been exercised.

6.       AGREEMENTS WITH GRANTEES

         (a) Options. Each Option will be evidenced by a written agreement ("Option Agreement"), executed by the Participant and the Company that describes the terms and conditions for receiving the Option including the date of the Option, the Exercise Price if any, the term or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Board, tax law considerations or applicable securities law.

         (b) Warrants. Each Warrant will be evidenced by a written agreement ("Warrant Agreement"), executed by the Participant and the Company that describes the terms and conditions for receiving the Warrant including the date of the Warrant, the Exercise Price if any, the term or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Board, tax law considerations or applicable securities law.

7.       OPTION EXERCISE ALTERNATIVES

         The Committee has sole discretion to determine the form of payment it will accept for the exercise of an Option or a Warrant. The Committee may indicate acceptable forms in the Option or Warrant Agreement covering such Options and Warrants, respectively, or it may reserve its decision until the time of exercise. No Option or Warrant shall be considered exercised until payment in full is accepted by the Committee or its agent.

         (a) Cash Payment. The Exercise Price may be paid in cash or by certified check.

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         (b)  Exchange of Common Stock.

              (i) The Committee may, in its sole discretion, permit payment by the tendering of previously acquired shares of Common Stock.

              (ii) Any  shares  of  Common  Stock  tendered  in  payment  of the
                   Exercise Price of an Option or a Warrant shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

         (c) Cashless Exercise. To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of the Option or Warrant. The cashless exercise shall be effected by the Participant delivering to the Committee or its agent instructions to exercise all or part of the Option or Warrant, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

8.       MERGER, CONSOLIDATION, REORGANIZATION, LIQUIDATION, ETC.

         If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board shall have power to make arrangements, which shall be binding upon the holders of unexpired Options or Warrants, for the substitution of new Options or Warrants for any unexpired Options or Warrants then outstanding under the Plan.

9.       RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option or a Warrant until the date of issuance of a stock certificate for such Common Stock. Nothing in this Plan or in any Option or Warrant granted confers on any person any right to continue in the employ or service of the Company or interferes in any way with the right of the Company to terminate a Participant's services at any time.

10.      DESIGNATION OF BENEFICIARY

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option or Warrant to which the Participant would then be entitled. Such designation shall be made upon forms supplied by and delivered to the Committee and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

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11.      ADJUSTMENTS

         Should the Company effect one or more (a) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (b) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (c) direct or indirect assumptions and/or conversions of outstanding Options or Warrants due to an acquisition of the Company, then the maximum number of shares as to which grants of Options and Warrants that may be issued under this Plan shall be proportionately adjusted and the terms of the such grants shall be adjusted as the Committee shall determine to be equitably required, provided that the number of shares subject to any grant of Options or Warrants shall always be a whole number. Any determination made under this Section 11 by the Committee shall be final and conclusive.

         However, notwithstanding Section 13, no such adjustments may materially change the value of benefits available to a Participant under a previously granted Option or Warrant. All Options and Warrants granted under the Plan shall be binding upon any successors or assigns of the Company.

12.      TAX WITHHOLDING

         Options and Warrants under this Plan shall be subject to tax withholding to the extent required by any governmental authority. If the Plan meets the requirements under 17 C.F.R. ss.240.16b-3 under the Exchange Act ("Rule 16b-3"), then any withholding shall comply with Rule 16b-3 or any amendment or successive rule.

13.      AMENDMENT OF THE PLAN

         The Board may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively.

         No such termination, modification or amendment may affect the rights of a Participant under an outstanding Option or Warrant without the written permission of such Participant.

14.      TERMINATION OF THE PLAN

         The right to grant Options or Warrants under the Plan will terminate upon the earlier of (i) ten (10) years after the Date of Grant or (ii) the exercise of Options and Warrants equivalent to the maximum number of shares reserved under the Plan as set forth in Section 5. The Board has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his vested rights under a previously granted Option or Warrant.

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15.      APPLICABLE LAW

         The Plan will be administered in accordance with the laws of the state of Delaware.

16.      DELEGATION OF AUTHORITY

         The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Option and/or Warrant Agreements; the determination of Fair Market Value; the determination of all other aspects of administration of the plan to the executive officer(s) of the Company. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of Company for determinations to be made pursuant to the Plan.

17.      GRANTING OF OPTIONS AND WARRANTS

         Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board or the shareholders of the Company nor any action taken by the Committee shall constitute the granting of any Option or Warrant. The granting of an Option or Warrant shall take place only upon the execution of an Option Agreement or Warrant Agreement pursuant to Section 6.

         IN WITNESS WHEREOF, Greater Atlantic Financial Corp. has established this Plan, to be executed by a designee of the Board of Directors its duly corporate seal to be affixed and duly attested, effective as of the 15th day of October, 1997.

[CORPORATE SEAL]                     GREATER ATLANTIC FINANCIAL CORP.

ADOPTED BY THE BOARD OF DIRECTORS:

                                     By:  /s/ William Calomiris
                                          -----------------------------------
                                              William Calomiris
                                              Chairman of the Board of Directors
                                              For the Board of Directors

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